                       TERM SHEET DATED OCTOBER 23, 1996


                       Green Tree Financial Corporation
               Manufactured Housing Contract Senior/Subordinate
                   Pass-Through Certificates, Series 1996-9
                          $450,000,000 (Approximate)

                              Subject to Revision




SELLER/SERVICER:   Green Tree Financial Corporation ("Green Tree").

TRUSTEE:           Firstar Trust Company, Milwaukee, Wisconsin.

UNDERWRITERS:      Merrill Lynch & Co. (Lead), Lehman Brothers, Salomon Brothers
                   Inc


                                      Ratings             WAL      Exp Final
                  Amount        (Moody's/S&P/Fitch)   @ 135% MHP    Maturity
                  ------        -------------------   ----------   ---------
To Call:
  A-1          $55,000,000        Aaa/AAA/AAA            0.91         20

  A-2          $30,000,000        Aaa/AAA/AAA            2.07         29

  A-3          $41,000,000        Aaa/AAA/AAA            3.02         43

  A-4          $83,000,000        Aaa/AAA/AAA            5.09         83

  A-5          $48,500,000        Aaa/AAA/AAA            8.24        116

  A-6         $122,750,000        Aaa/AAA/AAA           14.78        222

  M-1          $36,000,000        Aa3/AA-/AA-           11.05        222

  B-1          $18,000,000      Baa1/BBB+/BBB+           7.21        129

  B-2          $15,750,000        Baa1/A-/A             15.99        222


To Maturity
  A-6         $122,750,000        Aaa/AAA/AAA           15.57        313

  M-1          $36,000,000        Aa3/AA-/AA-           11.47        313

  B-2          $15,750,000        Baa1/A-/A             21.36        363


CUT-OFF DATE:            October 1, 1996 (or the date of origination, if later)

EXP. PRICING:            October 24, 1996

EXP. SETTLEMENT:         November 7, 1996

INTEREST/PRINCIPAL:      The 15th day of each month (or if such 15th day is not
                         a business day, the next succeeding business day), commencing on December 16, 1996.

ERISA: Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

SMMEA: Class A and M-1 Certificates are SMMEA eligible. Class B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:              The Trust will elect to be treated as a REMIC for
                         federal income tax purposes.

OPTIONAL REDEMPTION:     Less than 10% of the original pool balance outstanding


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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                   STRUCTURE

CREDIT ENHANCEMENT:   Class A:   15.5% subordination (Class M-1, B-1, and B-2) &
                                 Residual ( Class C)
                      Class M-1: 7.5% subordination (Class B-1 and B-2) &
                                 Residual (Class C)
                      Class B-1: 3.5% subordination (Class B-2) & Residual
                                 (Class C)
                      Class B-2: Limited Guarantee plus Residual (Class C)

DISTRIBUTIONS:        The Amount Available on each Remittance Date generally
                      includes the sum of (a) payments on the Contracts due and received during the preceding month, (b) prepayments and other unscheduled collections received during the preceding month and (c) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance
                      Date (but in no event later than the 10th day of the month in which the Remittance Date occurs), minus (d) with respect to all Remittance Dates other than December 16, 1996, all collections of principal on the Contracts received during the preceding month up to but excluding the third business day prior to the preceding Remittance
                      Date (but in no event later than the 10th day of the prior month). The Amount Available will generally be applied first to the distribution of interest on Class A, M-1 and B-1 Certificates, then to the distribution of principal on Class A, M-1 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2
                      Certificates.

INTEREST
(Class A, M-1, B-1):  Interest will be distributable first to each Class of
                      Class A Certificates concurrently, then to the Class M-1 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                      Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                      After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                      The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                      The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.


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statement. If you have not received the statement, call your Merrill Lynch
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

PRINCIPAL
(Class A, M-1, B-1):   After the payment of all interest distributable to Class
                       A, Class M-1 and Class B-1 Certificateholders, principal will be distributed in the following manner.

                       Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5 and A-6
                       Certificateholders.

                       The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                       The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or
                       (ii) the Class M-1 Distribution Test is satisfied.

                       The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                       The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after December 2000; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 23.25%.

                       The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                       The Class B Percentage for any Remittance Date will equal
                       (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

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have not received the statement, call your Merrill Lynch account executive for another copy.

                       The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after December 2000; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the
                       Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $9,000,000.

INTEREST
(Class B-2):           Interest on the outstanding Class B-2 Principal Balance
                       will accrue from the Settlement Date, or from most recent
                       Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                       To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                       The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                       Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):           The Class B-2 Certificateholders will be entitled to
                       receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1 and Class
                       B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                       The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date,
                       Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:             If Net Liquidation Proceeds from Liquidated Contracts in
                       the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class C
                       Certificateholders, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2
                       Certificateholders, then the Class B-1
                       Certificateholders, and then the Class M-1
                       Certificateholders.

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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CONTRACTS:             The information concerning the Initial Contracts
                       presented below is based on a pool originated through October 16, 1996. Green Tree intends to acquire and sell additional Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing
                       Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                           THE INITIAL CONTRACT POOL

                   Number of MHCs in pool:           7,430
                   Wgt. Avg. Contract Rate:         10.35%
                   Range of Rates:          5.74% - 16.75%
                   Wgt. Avg. Orig. Maturity:      298 mos.
                   Range of Orig. Maturity:    24-360 mos.
                   Wgt. Avg. Rem. Maturity:       298 mos.
                   Range of Rem. Maturity:     24-360 mos.
                   Avg. Rem Princ. Balance:     $35,111.26
                   Wgt. Avg. LTV                    87.51%
                   New/Used:                       80%/20%
                   Single/Double                   35%/65%
                   Park/Private                    31%/69%

             GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS
                                    % of Contract                                % of Contract Pool
                      Number       Pool by Number     Aggregate Principal          by Outstanding
State              of Contracts     of Contracts      Balance Outstanding         Principal Balance
-----              ------------    --------------     -------------------        -------------------
NC                    669              9.01%             $25,975,750.79                 9.95%
TX                    630              8.49%              21,243,499.99                 8.13%
SC                    357              4.81%              13,840,942.97                 5.31%
MI                    374              5.04%              13,818,365.39                 5.30%
NM                    293              3.94%              13,608,121.54                 5.22%
FL                    362              4.88%              13,531,221.67                 5.19%
Other States/(1)/   4,745             63.86%             158,858,757.00                60.89%
                    -----             ------             --------------                ------
    Total           7,430            100.03%/(2)/       $260,876,659.35                99.99%/(2)/
                    -----            ----------         ---------------                -------

-----------------
(1) Other States category includes those States which consitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.
(2)   The percentages do not add up to 100.00% due to rounding.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                             YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                                                 % of Contract Pool
                                                   Number of         Aggregate Principal           by Outstanding
Year of Origination(1)                             Contracts         Balance Outstanding          Principal Balance
---------------------                              ---------         -------------------         ------------------
1980                                                  1                   $8,477.31                       *
1981                                                  0                        0.00                   0.00%
1982                                                  0                        0.00                   0.00%
1983                                                  0                        0.00                   0.00%
1984                                                  0                        0.00                   0.00%
1985                                                  4                   42,604.90                   0.02%
1986                                                  1                   22,475.84                   0.01%
1987                                                  2                   49,045.43                   0.02%
1988                                                  0                        0.00                   0.00%
1989                                                  5                  119,234.57                   0.05%
1990                                                 11                  212,911.46                   0.08%
1991                                                  3                   38,761.44                   0.01%
1992                                                  1                   19,731.58                   0.01%
1993                                                  0                        0.00                   0.00%
1994                                                 13                  356,504.60                   0.14%
1995                                                 35                1,727,585.84                   0.66%
1996                                              7,354              258,279,326.38                  99.00%
                                                  -----              --------------                  ------
     Total                                        7,430             $260,876,659.35                 100.00%
                                                  -----             ---------------                 -------

                                       DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS
                                                                                               % of Contract Pool
Original Contract                              Number of           Aggregate Principal           by Outstanding
Amount (in Dollars)(2)                         Contracts           Balance Outstanding          Principal Balance
----------------------                         ---------           -------------------         ------------------
Less than $10,000                                443                  $3,401,209.85                   1.30%
$10,000 - $19,999                              1,368                  20,683,381.00                   7.93%
$20,000 - $29,999                              1,807                  45,219,255.45                  17.33%
$30,000 - $39,999                              1,376                  47,582,960.94                  18.25%
$40,000 - $49,999                                907                  40,641,643.24                  15.58%
$50,000 - $59,999                                622                  33,993,365.91                  13.03%
$60,000 - $69,999                                392                  25,358,091.58                   9.72%
$70,000 - $79,999                                225                  16,805,860.24                   6.44%
$80,000 - $89,999                                147                  12,396,353.69                   4.75%
$90,000 - $99,999                                 76                   7,172,976.68                   2.75%
$100,000 - $109,999                               33                   3,450,925.50                   1.32%
$110,000 - $119,999                               19                   2,209,820.26                   0.85%
$120,000 - $129,999                               11                   1,378,798.84                   0.53%
$130,000 - $139,999                                2                     263,958.17                   0.10%
$140,000 - $149,999                                0                           0.00                   0.00%
$150,000 - $159,999                                1                     150,925.51                   0.06%
$160,000 - $169,999                                1                     167,132.49                   0.06%
                                                   -                     ----------                   -----
      Total                                    7,430                $260,876,659.35                 100.00%
                                               -----                ---------------                 -------

--------------------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

(2) The largest original Contract amount is $167,296.07, which represent 0.06% of the Initial Pool Principal Balance.


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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS
                                                                                               % of Contract Pool
                                                 Number of           Aggregate Principal         by Outstanding
Loan-to-Value Ratio(1)                           Contracts           Balance Outstanding        Principal Balance
----------------------                           ---------           -------------------       ------------------
less than 61%                                       314                  $8,143,885.93                3.12%
61 - 65%                                             99                   3,154,881.98                1.21%
66 - 70%                                            180                   6,357,636.78                2.44%
71 - 75%                                            234                   8,434,222.92                3.23%
76 - 80%                                            590                  18,168,488.88                6.96%
81 - 85%                                            852                  29,001,971.41               11.12%
86 - 90%                                          2,146                  76,431,323.31               29.30%
91 - 95%                                          3,015                 111,184,248.14               42.62%
                                                  -----                 --------------               ------
     Total                                        7,430                $260,876,659.35              100.00%
                                                  -----                ---------------              -------

                                                          CONTRACT RATES
                                                                                                % of Contract Pool
Range of Contracts by                           Number of              Aggregate Principal       by Outstanding
Contract Rate                                   Contracts               Balance Outstanding     Principal Balance
-------------                                   ---------              --------------------     ------------------
0.00% - 9.00%                                      881                     $51,370,014.67             19.69%
9.01% - 10.00%                                   1,208                      58,053,018.59             22.25%
10.01% - 11.00%                                  2,021                      73,657,757.67             28.24%
11.01% - 12.00%                                  1,990                      54,872,776.94             21.03%
12.01% - 13.00%                                  1,081                      19,930,949.32              7.64%
13.01% - 14.00%                                     93                       1,529,393.19              0.59%
14.01% - 15.00%                                      1                           8,056.36                  *
15.01% - 16.00%                                    143                       1,334,029.89              0.51%
16.01% - 17.00%                                     12                         120,662.72              0.05%
                                                    --                         ----------              -----
      Total                                      7,430                    $260,876,659.35            100.00%
                                                 -----                    ---------------            -------


                                                   REMAINING MONTHS TO MATURITY
                                                                                                % of Contract Pool
                                              Number of               Aggregate Principal         by Outstanding
Months Remaining                              Contracts               Balance Outstanding        Principal Balance
----------------                              ---------               -------------------       -------------------
less than 31                                      3                           $9,680.37                       *
31 - 60                                         192                        1,584,067.59                   0.61%
61 - 90                                         295                        3,847,852.74                   1.47%
91 - 120                                        577                        8,731,189.87                   3.35%
121 - 150                                       180                        3,179,576.39                   1.22%
151 - 180                                     1,217                       26,711,977.82                  10.24%
181 - 210                                         3                           61,573.30                   0.02%
211 - 240                                     1,441                       45,489,643.27                  17.44%
241 - 270                                         0                                0.00                   0.00%
271 - 300                                       748                       25,868,606.72                   9.92%
301 - 330                                         0                                0.00                   0.00%
331 - 360                                     2,774                      145,392,491.28                  55.73%
                                              -----                      --------------                  ------
      Total                                   7,430                     $260,876,659.35                 100.00%
                                              -----                     ---------------                 -------

--------------------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.


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

                                                  MHP PREPAYMENT SENSITIVITIES/(1)/

                              0% MHP                50% MHP                     75% MHP                110% MHP
                          WAL/Maturity            WAL/Maturity                WAL/Maturity           WAL/Maturity
To Call
A-1                        3.38 / 12/02            1.62 / 11/99                1.31 / 04/99           1.04 / 10/98
A-2                        7.31 / 05/05            3.76 / 05/01                3.01 / 06/00           2.37 / 09/99
A-3                        9.95 / 03/08            5.50 / 05/03                4.43 / 02/02           3.47 / 12/00
A-4                       14.33 / 06/14            9.01 / 09/08                7.40 / 10/06           5.86 / 10/04
A-5                       19.26 / 12/17           13.71 / 06/12               11.64 / 04/10           9.42 / 11/07
A-6                       25.55 / 10/24           21.33 / 11/21               19.21 / 02/20          16.40 / 01/17
M-1                       21.59 / 10/24           16.81 / 11/21               14.78 / 02/20          12.38 / 01/17
B-1                       17.65 / 05/19           12.20 / 12/13               10.25 / 07/11           8.26 / 01/09
B-2                       26.36 / 10/24           22.52 / 11/21               20.53 / 02/20          17.61 / 01/17
To Maturity
A-6                       25.79 / 07/26           21.86 / 12/25               19.83 / 06/25          17.22 / 03/24
M-1                       21.72 / 07/26           17.09 / 12/25               15.11 / 06/25          12.83 / 03/24
B-2                       27.46 / 02/27           25.13 / 02/27               23.95 / 02/27          22.42 / 02/27


                            125% MHP                150% MHP                    200% MHP               300% MHP
                          WAL/Maturity            WAL/Maturity                WAL/Maturity           WAL/Maturity
To Call
A-1                        0.96 / 08/98            0.85 / 06/98                0.69 / 02/98           0.51 / 10/97
A-2                        2.18 / 06/99            1.93 / 02/99                1.58 / 09/98           1.16 / 03/98
A-3                        3.18 / 08/00            2.80 / 03/00                2.27 / 07/99           1.68 / 10/98
A-4                        5.37 / 02/04            4.70 / 03/03                3.65 / 09/01           2.62 / 03/00
A-5                        8.68 / 01/07            7.63 / 11/05                5.88 / 11/03           3.84 / 05/01
A-6                       15.41 / 01/16           13.88 / 05/14               11.25 / 05/11           7.78 / 06/07
M-1                       11.56 / 01/16           10.40 / 05/14                9.12 / 05/11           7.45 / 06/07
B-1                        7.61 / 02/08            6.76 / 11/06                6.20 / 09/05           5.54 / 04/04
B-2                       16.63 / 01/16           15.10 / 05/14               12.72 / 05/11           9.70 / 06/07
To Maturity
A-6                       16.20 / 06/23           14.66 / 01/22               12.00 / 02/19           8.34 / 10/13
M-1                       11.99 / 06/23           10.82 / 01/22                9.59 / 02/19           7.96 / 10/13
B-2                       21.80 / 02/27           20.74 / 02/27               18.77 / 02/27          15.17 / 02/27


(1)   The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:
                       Aggregate Principal           Wtd Avg                      Wtd Avg               Wtd Avg
Months Remaining       Balance Outstanding        Original Term               Remaining Term         Contract Rate
----------------       -------------------        -------------               --------------         -------------
0 to 119                  $5,857,380.16                 80                          80                  11.572%
120 to 179                12,886,291.49                 128                         128                 12.020%
180 to 239                24,966,522.55                 181                         181                 11.507%
240 to 299                37,946,856.05                 241                         241                 11.040%
300 to 359                26,387,656.61                 305                         305                 10.539%
360                       81,078,633.79                 360                         360                 10.200%
                          -------------
   Total                $189,123,340.65
                         --------------


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